UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2021

PATRIOT TRANSPORTATION HOLDING, INC.

(Exact name of registrant as specified in its charter)

florida (State or other jurisdiction of incorporation)	001-36605 (Commission File Number)	47-2482414 (IRS Employer Identification No.)

200 W. FORSYTH STREET, 7TH FLOOR JACKSONVILLE, FLORIDA (Address of principal executive offices)	32202 (Zip Code)

(904) 858-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PATI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective October 5, 2021, the board of directors of Patriot Transportation Holding, Inc. (the “Company”) appointed Matthew C. McNulty as Chief Operating Officer. In addition to serving as the Company’s Chief Operating Officer, Mr. McNulty will continue to serve as the Company’s Chief Financial Officer and Vice President.

Mr. McNulty’s compensation was previously disclosed in the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-36605, filed on December 21, 2020), which is hereby incorporated by reference. No additional compensation was awarded to Mr. McNulty in connection with his appointment as Chief Operating Officer. Mr. McNulty does not have any family relationships with any of the Company’s directors or executive officers or any people nominated or chosen by the Company to become a director or executive officer. Mr. McNulty is also not a party to any transactions described by Item 404(a) of Regulation S-K.

Mr. McNulty, 47, has served as the Company’s Chief Financial Officer and Vice President since October 1, 2017. Prior to that, Mr. McNulty served as the Vice President of Administration of the Company. Mr. McNulty started his employment with Florida Rock Industries, Inc. (“Industries”) in October 2003 and served as the Director of Corporate Development at the time that Industries sold to Vulcan Materials in 2007 (the “Sale”). Mr. McNulty started his employment with the Company following the Sale and served as the Director of Southern Real Estate and Director of Corporate Development for the Company prior to being named Vice President of Administration. Mr. McNulty was licensed as a Florida Certified Public Accountant in 1997 (currently inactive) and received a J.D. from the University of Florida in 2000.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT TRANSPORTATION HOLDINGS, INC.
Registrant

Date: October 8, 2021	By:	/s/Matthew C. McNulty
Matthew C. McNulty
Chief Financial Officer